Exhibit 32

   CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350 AS ADOPTED
                           PURSUANT TO
          SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


Each  of the undersigned hereby certifies, pursuant to 18  U.S.C.
Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that this Quarterly Report on Form 10-QSB for the quarter ended September March 31, 2004 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended, and the information contained in such report fairly presents, in all material respects, the financial condition and results of operations of the Company.


This 13th day of May, 2004.


/S/ WILLIAM J. RAIKE, III
-------------------------------------
William J. Raike, III
President and Chief Executive Officer


/S/ MELISSA L. WHITLEY
-------------------------------------
Melissa L. Whitley
Chief Financial Officer